UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2005

Centillium Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30649	94-3263530

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

215 Fourier Avenue
Fremont, California 94539
(Address of principal executive offices including zip code)

(510) 771-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01. Entry into a Definitive Material Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 10.1

Item 1.01. Entry into a Definitive Material Agreement.

On June 9, 2005, Centillium Communications, Inc. (the “Company”) granted 5,000 shares of restricted common stock of the Company to each of the Company’s non-employee directors, namely, Jere Drummond, Kamran Elahian, Irwin Federman, Robert C. Hawk, Syrus Madavi and Lip-Bu Tan. These grants were made under the Company’s Amended and Restated 1997 Stock Plan and were each made pursuant to a Notice of Grant of Stock Purchase Right and Restricted Stock Agreement, a form of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description

Exhibit 10.1	Form of Notice of Grant of Stock Purchase Right and Restricted Stock Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centillium Communications, Inc.
By:	/s/ J. Scott Kamsler
J. Scott Kamsler
Chief Financial Officer

Dated: June 9, 2005

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 10.1	Form of Notice of Grant of Stock Purchase Right and Restricted Stock Agreement.